June 21, 2005

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re:     Form 8-K ETCF Asset Funding Corporation,
        Registration No. 333-56303

On behalf of ETCF ASSET FUNDING CORPORATION, a NEVADA CORPORATION
("Registrant"), I am transmitting herewith for filing, pursuant to the requirements of the SECURITIES AND EXCHANGE COMMISSION'S ELECTRONIC DATA GATHERING, ANALYSIS AND RETRIEVAL SYSTEM, FORM 8-K.

Please send either confirmation or suspense notification to e-mail address:
Marlyn.abraham@etrade.com at your earliest convenience.

Sincerely,


/s/ Matt Pechulis

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

June 15, 2005
(Date of earliest event reported)

ETCF ASSET FUNDING CORPORATION
(Exact name of registrant as specified in its charter)

Nevada                            333-56303      91-1904587
(State or other jurisdiction     (Commission    (IRS Employer
of incorporation)                 File Number)   identification No.)

101 Convention Center Drive
STE 850
Las Vegas, Nevada                                  89109
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:  (702) 385-1668

Item 8.01.     Other Events.
Copies of the monthly payment date statements to noteholders, as required by the Transfer and Servicing Agreement are being filed as Exhibits 1, 2, 3 & 4 of this current report on Form 8-K.

Item 9.01. (c). Exhibits.

Exhibit
Number      Document Description
-------     --------------------
EX-1        Distribution Financial Services RV Trust 1999-1
            June 15, 2005 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement
EX-2        Distribution Financial Services Marine Trust 1999-2
            June 15, 2005 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement
EX-3        Distribution Financial Services RV Trust 1999-3
            June 15, 2005 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement
EX-4        Distribution Financial Services RV/Marine Trust 2001-1
            June 15, 2005 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.

ETCF ASSET FUNDING CORPORATION
(Registrant)

Date:          June 21, 2005



Name:          /s/  Matt Pechulis
Title:         Vice President & Assistant Secretary

EX-1
DISTRIBUTION FINANCIAL SERVICES RV TRUST 1999-1
Accounting Date:            10-Jun-05
Determination Date:         14-Jun-05
Monthly Payment Date:       15-Jun-05
Collection Period Ending:   31-May-05

I.  COLLECTION ACCOUNT SUMMARY

   Total Available Funds
   ---------------------
    Principal and Interest Payments Received (including Prepayments)                                                  4,480,940.40
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                       74,565.56
    Current Advance/Advance Recovery	                                                                              -27,048.02
    Recoup of Collection Expenses                                                                                       -18,116.87
    Amount of Withdrawal, if any, from Reserve Account                                                                        0.00
    Purchase Amounts for Repurchased Receivables                                                                              0.00

   TOTAL AVAILABLE FUNDS                                                                                              4,510,341.07

II. SIMPLE INTEREST EXCESS OR SHORTFALLS
    Amount of Interest Payments Due During the Collection Period for Receivables                                        878,792.73
    Amount of Interest Payments Received During the Collection Period for Receivables                                   905,840.75
    Amount of Current Month Simple Interest Excess/Shortfall                                                            -27,048.02

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS
    Specified Reserve Account Balance (2% of the preceding Collection Period Pool Balance, not less than .75%
      of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)                   7,500,025.52
    Beginning Reserve Account Balance                                                                                 7,230,559.05
    Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)             20,816.20
    Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal)           0.00
    Reserve Account Investment Earnings                                                                                  17,106.95
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance
      and over-collateralization amounts have been met)                                                                       0.00
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)             7,230,559.05
    Total Ending Reserve Balance                                                                                      7,268,482.20

IV. COLLECTIONS ON RECEIVABLES
a)	Interest and Principal Payments Received
-----------------------------------------
    Interest Payments Received                                                                                          905,840.75
    Scheduled Principal Payments Received                                                                             1,263,682.20
    Principal Prepayments Received                                                                                    2,311,417.45
    Total Interest and Principal Payments Received                                                                    4,480,940.40

b)	Liquidation Proceeds
---------------------
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                      81,897.76
      minus Reasonable Expenses                                                                                           7,332.20
    Net Liquidation Proceeds                                                                                             74,565.56
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                        74,565.56

c)	Purchase Amount - Loans Repurchased from Trust
-----------------------------------------------
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                             0.00

   TOTAL COLLECTED FUNDS                                                                                              4,555,505.96

V.  CALCULATION OF SERVICING AND TRUSTEE FEES
   Pool Balance of Receivables as of the First Day of Collection Period                                             120,138,867.10
    multiplied by Servicer Fee Rate                                                                                          0.50%
    divided by Months per Year                                                                                                  12
   SERVICING FEE AMOUNT                                                                                                  50,057.86

   TRUSTEE FEE AMOUNT (CONSTANT MONTHLY FIGURE)                                                                           1,041.67

VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)	Pool Balance
------------
    Initial Pool Balance                                                                                          1,000,003,402.96
    Pool Balance as of Preceding Accounting Date                                                                    120,138,867.10
    Pool Balance as of the Current Accounting Date                                                                  116,284,376.06
    Age of Pool in Months                                                                                                       75

a.2)Aggregate Note Balance
   -----------------------
    Aggregate Note Balance as of Preceding Accounting Date                                                          118,937,478.43
    Aggregate Note Balance as of Current Accounting Date                                                            115,121,532.30

b)	Default and Delinquency Performance (includes Repossessions and Bankruptcies)
-------------------------------------------------------------------------------
         Current Month           Number of Loans             Principal Balance            Percentage
        ---------------         ----------------             -----------------            ----------
    30-59 Days Delinquent               38                      1,489,565.71                1.281%
    60-89 Days Delinquent               16                        279,556.32                0.240%
    90-119 Days Delinquent               8                        120,248.46                0.103%
    120+ Days Delinquent                 0                              0.00                0.000%
    Defaults for Current Period          9                        279,391.39                0.240%
    Cumulative Defaults              1,333                     52,479,070.97                5.248%
    Cumulative Recoveries                                      21,896,370.32                2.190%

   Current Period Realized Losses
   ------------------------------
    Current Month Realized Losses                                                                                       279,391.39
    Current Month Realized Losses as Percentage of Initial Pool Balance                                                     0.028%
    Preceding Realized Losses                                                                                           190,265.40
    Preceding Month Realized Losses as Percentage of Initial Pool Balance                                                   0.019%
    Second Preceding Realized Losses                                                                                    599,362.58
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance                                            0.060%
    Cumulative Realized Losses                                                                                       30,582,700.65
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                        3.058%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT
   Total Pool Factor                                                                                                    0.11628438
   Note Pool Factor                                                                                                     0.11512153

a) Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates                                   50,057.86
   Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not
     Otherwise Reimbursed to Servicer)                                                                                        0.00

b) Noteholders' Monthly Interest Distributable Amount
   ---------------------------------------------------
    Class A-1                                                                   0.00
    Class A-2                                                                   0.00
    Class A-3                                                                   0.00
    Class A-4                                                                   0.00
    Class A-5                                                              47,618.11
    Class A-6                                                             322,902.77
    Class B                                                               132,500.00
    Class C                                                               120,500.00

   Noteholders' Monthly Principal Distributable Amount
   --------------------------------------------------
                                                                                  Noteholders' Monthly
                                                             Beginning          Principal Distributable                 Ending
                                                              Balance                   Amount                          Balance
                                                            ----------         ------------------------                ---------
    Class A-1                                                       0.00                     0.00                             0.00
    Class A-2                                                       0.00                     0.00                             0.00
    Class A-3                                                       0.00                     0.00                             0.00
    Class A-4                                                       0.00                     0.00                             0.00
    Class A-5                                               9,571,478.43             3,815,946.13                     5,755,532.30
    Class A-6                                              64,366,000.00                     0.00                    64,366,000.00
    Class B                                                25,000,000.00                     0.00                    25,000,000.00
    Class C                                                20,000,000.00                     0.00                    20,000,000.00
c) Recaptured Principal from Overcollateralization                                                                       38,544.91
   Excess Spread Received                                                                                               -17,728.71

VIII. POOL STATISTICS
   Weighted Average Coupon (WAC)                                                                                             8.88%
   Weighted Average Remaining Maturity (WAM)                                                                                   102

TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Reserve Deposit-Reserve Overfunded Withdrawal)                 4,510,341.07
Plus:     Trustee Fee                                                                                                     1,041.67
Less:	   Reserve Withdrawal                                                                                                   0.00
TOTAL WIRE TO CHASE                                                                                                   4,511,382.74

Amount Due To Servicer (Excess Spread+Recoup of O/C-Reserve Deposit+Reserve Overfunded Withdrawal-Reserve Withdrawal)         0.00

EX-2
DISTRIBUTION FINANCIAL SERVICES MARINE TRUST 1999-2
Accounting Date:            10-Jun-05
Determination Date:         14-Jun-05
Monthly Payment Date:       15-Jun-05
Collection Period Ending:   31-May-05

I.  COLLECTION ACCOUNT SUMMARY

    Total Available Funds
    ----------------------
    Principal and Interest Payments Received (including Prepayments)                                                  3,074,192.21
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                      107,112.61
    Current Advance/Advance Recovery	                                                                               -6,848.00
    Recoup of Collection Expenses                                                                                         4,078.37
    Amount of Withdrawal, (to the extent that there are shortfalls on payments of Interest or Principal), from
       Reserve Account                                                                                                        0.00
    Purchase Amounts for Repurchased Receivables                                                                              0.00

    TOTAL AVAILABLE FUNDS                                                                                             3,178,535.19

II. SIMPLE INTEREST EXCESS OR SHORTFALLS
    Amount of Interest Payments Due During the Collection Period for Receivables                                        506,141.39
    Amount of Interest Payments Received During the Collection Period for Receivables                                   512,989.39
    Amount of Current Month Simple Interest Excess/Shortfall                                                             -6,848.00

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS
    Specified Reserve Account Balance (4% of the preceding Collection Period Pool Balance, not less than 2%
       of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)                 11,000,002.18
    Beginning Reserve Account Balance                                                                                10,851,354.59
    Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)             97,986.04
    Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal)           0.00
    Reserve Account Investment Earnings                                                                                  25,494.54
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance                0.00
       and over-collateralization amounts have been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)            10,851,354.59
    Total Ending Reserve Balance                                                                                     10,974,835.17

IV. COLLECTIONS ON RECEIVABLES
a)	 Interest and Principal Payments Received
 ----------------------------------------
    Interest Payments Received                                                                                          512,989.39
    Scheduled Principal Payments Received                                                                               593,111.86
    Principal Prepayments Received                                                                                    1,968,090.96
    Total Interest and Principal Payments Received                                                                    3,074,192.21

b)	Liquidation Proceeds
---------------------
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                     133,450.66
       minus Reasonable Expenses                                                                                         17,701.17
    Net Liquidation Proceeds                                                                                            115,749.49
    Amount Allocable to Interest                                                                                          8,636.88
    Amount Allocable to Principal                                                                                       107,112.61

c)	Purchase Amount - Loans Repurchased from Trust
----------------------------------------------
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                             0.00

    TOTAL COLLECTED FUNDS                                                                                             3,181,304.82

V.   CALCULATION OF SERVICING AND TRUSTEE FEES
     Pool Balance of Receivables as of the First Day of Collection Period                                            73,408,248.04
       multiplied by Servicer Fee Rate                                                                                       0.50%
       divided by Months per Year                                                                                               12
     SERVICING FEE AMOUNT                                                                                                30,586.77

     TRUSTEE FEE AMOUNT (CONSTANT MONTHLY FIGURE)                                                                         1,041.67

VI.  POOL BALANCE AND PORTFOLIO PERFORMANCE
a)	  Pool Balance
  ------------
     Initial Pool Balance                                                                                           550,000,109.03
     Pool Balance as of Preceding Accounting Date                                                                    73,408,248.04
     Pool Balance as of the Current Accounting Date                                                                  70,728,886.61
     Age of Pool in Months                                                                                                      73

a.2) Aggregate Note Balance
     ------------------------
     Aggregate Note Balance as of Preceding Accounting Date                                                          71,940,083.08
     Aggregate Note Balance as of Current Accounting Date                                                            69,314,308.88

b)	 Default and Delinquency Performance (includes Repossessions and Bankruptcies)
 -----------------------------------------------------------------------------
               Current Month            Number of Loans             Principal Balance            Percentage
               -------------            ---------------             -----------------            ----------
          30-59 Days Delinquent                11                        218,631.61                 0.309%
          60-89 Days Delinquent                 2                         52,135.71                 0.074%
          90-119 Days Delinquent                0                              0.00                 0.000%
          120+ Days Delinquent                  0                              0.00                 0.000%
          Defaults for Current Period           5                        118,158.61                 0.167%
          Cumulative Defaults                 476                     22,487,072.10                 4.089%
          Cumulative Recoveries                                       12,417,100.63                 2.258%

    Current Period Realized Losses
    -------------------------------
    Current Month Realized Losses                                                                                       118,158.61
    Current Month Realized Losses as Percentage of Initial Pool Balance                                                     0.021%
    Preceding Realized Losses                                                                                           127,268.70
    Preceding Month Realized Losses as Percentage of Initial Pool Balance                                                   0.023%
    Second Preceding Realized Losses                                                                                    209,871.62
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance                                            0.038%
    Cumulative Realized Losses                                                                                       10,069,971.47
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                        1.831%

VII.  DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT
      Total Pool Factor                                                                                                0.12859798
      Note Pool Factor                                                                                                 0.12602602

a)    Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates                                30,586.77
      Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not
        Otherwise Reimbursed to Servicer)                                                                                     0.00

b)    Noteholders' Monthly Interest Distributable Amount
   --------------------------------------------------
              Class A-1                                                                                                       0.00
              Class A-2                                                                                                       0.00
              Class A-3                                                                                                       0.00
              Class A-4                                                                                                       0.00
              Class A-5                                                                                                  94,096.51
              Class B                                                                                                   190,575.00
              Class C                                                                                                   139,516.67
      Noteholders' Monthly Principal Distributable Amount
      ---------------------------------------------------
                                                                                              Noteholders' Monthly
                                                                              Beginning      Principal Distributable     Ending
                                                                               Balance             Amount                Balance
                                                                             -----------    ------------------------   ---------
              Class A-1                                                             0.00                   0.00               0.00
              Class A-2                                                             0.00                   0.00               0.00
              Class A-3                                                             0.00                   0.00               0.00
              Class A-4                                                             0.00                   0.00               0.00
              Class A-5                                                    16,940,083.08           2,625,774.20      14,314,308.88
              Class B                                                      33,000,000.00                   0.00      33,000,000.00
              Class C                                                      22,000,000.00                   0.00      22,000,000.00
c)    Recaptured Principal from Overcollateralization                                                                    53,587.23
      Excess Spread Received                                                                                             44,398.81

VIII. POOL STATISTICS
      Weighted Average Coupon (WAC)                                                                                          8.27%
      Weighted Average Remaining Maturity (WAM)                                                                                122


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Reserve Deposit)                                               3,178,535.19
Plus:     Trustee Fee                                                                                                     1,041.67
Less:     Reserve Overfunded Withdrawal	                                                                                    0.00
TOTAL WIRE TO CHASE                                                                                                   3,179,576.86

Amount Due To Servicer (Excess Spread+Recoup of O/C-Reserve Deposit+Reserve Overfunded Withdrawal)                            0.00

EX-3
DISTRIBUTION FINANCIAL SERVICES RV TRUST 1999-3
Accounting Date:            10-Jun-05
Determination Date:         14-Jun-05
Monthly Payment Date:       15-Jun-05
Collection Period Ending:   31-May-05

I.  COLLECTION ACCOUNT SUMMARY
    Total Available Funds
    ----------------------
    Principal and Interest Payments Received (including Prepayments)                                                  2,071,822.94
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                       28,652.78
    Current Advance/Advance Recovery	                                                                               -1,925.16
    Recoup of Collection Expenses                                                                                        -4,817.50
    Amount of Withdrawal, if any, from Reserve Account                                                                        0.00
    Purchase Amounts for Repurchased Receivables                                                                              0.00

    TOTAL AVAILABLE FUNDS                                                                                             2,093,733.06

II. SIMPLE INTEREST EXCESS OR SHORTFALLS
    Amount of Interest Payments Due During the Collection Period for Receivables                                        485,249.06
    Amount of Interest Payments Received During the Collection Period for Receivables                                   487,174.22
    Amount of Current Month Simple Interest Excess/Shortfall                                                             -1,925.16

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS
    Specified Reserve Account Balance (2% of the preceding Collection Period Pool Balance, not less than .75%
       of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)                  2,808,982.68
    Beginning Reserve Account Balance                                                                                 2,808,982.68
    Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)             66,885.94
    Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal)     -66,885.94
    Reserve Account Investment Earnings                                                                                   6,699.79
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance
       and over-collateralization amounts have been met)                                                                 -6,699.79
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)             2,808,982.68
    Total Ending Reserve Balance                                                                                      2,808,982.68

IV. COLLECTIONS ON RECEIVABLES
a)	Interest and Principal Payments Received
------------------------------------------
    Interest Payments Received                                                                                          487,174.22
    Scheduled Principal Payments Received                                                                               582,617.15
    Principal Prepayments Received                                                                                    1,002,031.57
    Total Interest and Principal Payments Received                                                                    2,071,822.94

b)	Liquidation Proceeds
--------------------
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                      34,785.53
       minus Reasonable Expenses                                                                                          6,132.75
    Net Liquidation Proceeds                                                                                             28,652.78
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                        28,652.78

c)	Purchase Amount - Loans Repurchased from Trust
----------------------------------------------
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                             0.00

    TOTAL COLLECTED FUNDS                                                                                             2,100,475.72

V.   CALCULATION OF SERVICING AND TRUSTEE FEES
     Pool Balance of Receivables as of the First Day of Collection Period                                            65,349,380.07
     multiplied by Servicer Fee Rate                                                                                         0.50%
     divided by Months per Year                                                                                                 12
     SERVICING FEE AMOUNT                                                                                                27,228.91

     TRUSTEE FEE AMOUNT (CONSTANT MONTHLY FIGURE)                                                                           708.33

VI.  POOL BALANCE AND PORTFOLIO PERFORMANCE
a)	  Pool Balance
  -------------
     Initial Pool Balance                                                                                           374,531,023.45
     Pool Balance as of Preceding Accounting Date                                                                    65,349,380.07
     Pool Balance as of the Current Accounting Date                                                                  63,713,076.84
     Age of Pool in Months                                                                                                      71

a.2) Aggregate Note Balance
     -----------------------
     Aggregate Note Balance as of Preceding Accounting Date                                                          64,695,886.27
     Aggregate Note Balance as of Current Accounting Date                                                            63,075,946.07

b)   Default and Delinquency Performance (including Repossessions and Bankruptcies)
     ------------------------------------------------------------------------------
            Current Month               Number of Loans             Principal Balance            Percentage
            -------------               ---------------             -----------------            ----------
         30-59 Days Delinquent                 32                        741,613.65                 1.164%
         60-89 Days Delinquent                  3                         81,110.20                 0.127%
         90-119 Days Delinquent                 8                        275,184.42                 0.432%
         120+ Days Delinquent                   0                              0.00                 0.000%
         Defaults for Current Period            6                         51,654.51                 0.081%
         Cumulative Defaults                  507                     17,926,938.46                 4.787%
         Cumulative Recoveries                                         8,282,465.58                 2.211%

     Current Period Realized Losses
     -------------------------------
     Current Month Realized Losses                                                                                       51,654.51
     Current Month Realized Losses as Percentage of Initial Pool Balance                                                    0.014%
     Preceding Realized Losses                                                                                           62,857.25
     Preceding Month Realized Losses as Percentage of Initial Pool Balance                                                  0.017%
     Second Preceding Realized Losses                                                                                    85,150.17
     Second Preceding Month Realized Losses as Percentage of Initial Pool Balance                                           0.023%
     Cumulative Realized Losses                                                                                       9,644,472.88
     Cumulative Realized Losses as Percentage of Initial Pool Balance                                                       2.575%

VII.   DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT
       Total Pool Factor                                                                                                0.17011429
       Note Pool Factor                                                                                                 0.16841315

a)     Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates                               27,228.91
       Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not
         Otherwise Reimbursed to Servicer)                                                                                    0.00

b)	   Noteholders' Monthly Interest Distributable Amount
   ---------------------------------------------------
               Class A-1                                                                                                      0.00
               Class A-2                                                                                                      0.00
               Class A-3                                                                                                      0.00
               Class A-4                                                                                                      0.00
               Class A-5                                                                                                      0.00
               Class A-6                                                                                                274,293.48
               Class B                                                                                                   55,943.93
               Class C                                                                                                   49,440.60

      Noteholders' Monthly Principal Distributable Amount
      ---------------------------------------------------
                                                                                            Noteholders' Monthly
                                                                       Beginning          Principal Distributable         Ending
                                                                        Balance                   Amount                 Balance
                                                                      -----------         -----------------------       ---------
               Class A-1                                                     0.00                        0.00                 0.00
               Class A-2                                                     0.00                        0.00                 0.00
               Class A-3                                                     0.00                        0.00                 0.00
               Class A-4                                                     0.00                        0.00                 0.00
               Class A-5                                                     0.00                        0.00                 0.00
               Class A-6                                            47,841,886.27                1,619,940.20        46,221,946.07
               Class B                                               9,363,000.00                        0.00         9,363,000.00
               Class C                                               7,491,000.00                        0.00         7,491,000.00

c) Recaptured Principal from Overcollateralization                                                                       16,363.03
   Excess Spread Received                                                                                                50,522.91

VIII. POOL STATISTICS
      Weighted Average Coupon (WAC)                                                                                          8.92%
      Weighted Average Remaining Maturity (WAM)                                                                                112


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Reserve Deposit)                                               2,093,733.06
Plus:     Trustee Fee                                                                                                       708.33
Less:     Reserve Overfunded Withdrawal	                                                                              -66,885.94
TOTAL WIRE TO CHASE                                                                                                   2,027,555.45

Amount Due To Servicer (Excess Spread+Recoup of O/C-Reserve Deposit+Reserve Overfunded Withdrawal)                       66,885.94

EX-4
DISTRIBUTION FINANCIAL SERVICES RV/MARINE TRUST 2001-1
Accounting Date:            10-Jun-05
Determination Date:         14-Jun-05
Monthly Payment Date:       15-Jun-05
Collection Period Ending:   31-May-05

I.  COLLECTION ACCOUNT SUMMARY

    Total Available Funds
    -----------------------
    Principal and Interest Payments Received (including Prepayments)                                                  5,181,721.39
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                      441,876.37
    Current Advance/Advance Recovery	                                                                               -5,202.45
    Recoup of Collection Expenses                                                                                       -18,762.46
    Amount of Withdrawal, if any, from Reserve Account                                                                        0.00
    Purchase Amounts for Repurchased Receivables                                                                              0.00

    TOTAL AVAILABLE FUNDS                                                                                             5,599,632.85

II. SIMPLE INTEREST EXCESS OR SHORTFALLS
    Amount of Interest Payments Due During the Collection Period for Receivables                                      1,021,406.79
    Amount of Interest Payments Received During the Collection Period for Receivables                                 1,026,609.24
    Amount of Current Month Simple Interest Excess/Shortfall                                                             -5,202.45

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS
    Reserve Account Required Amount (not more than the outstanding principal balance of the Notes)                    3,971,004.00
    Beginning Reserve Account Balance                                                                                 2,500,307.18
    Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)            256,328.35
    Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal)           0.00
    Reserve Account Investment Earnings                                                                                   6,294.92
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance                0.00
    has been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)             2,500,307.18
    Total Ending Reserve Balance                                                                                      2,762,930.45

IV. COLLECTIONS ON RECEIVABLES
a)	 Interest and Principal Payments Received
 ------------------------------------------
    Interest Payments Received                                                                                        1,026,609.24
    Scheduled Principal Payments Received                                                                               878,931.38
    Principal Prepayments Received                                                                                    3,276,180.77
    Total Interest and Principal Payments Received                                                                    5,181,721.39

b)	Liquidation Proceeds
----------------------
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                    495,608.35
       minus  Reasonable Expenses                                                                                       53,731.98
    Net Liquidation Proceeds                                                                                           441,876.37
    Amount Allocable to Interest                                                                                             0.00
    Amount Allocable to Principal                                                                                      441,876.37

c)	Purchase Amount - Loans Repurchased from Trust
------------------------------------------------
    Amount Allocable to Interest                                                                                             0.00
    Amount Allocable to Principal                                                                                            0.00

    TOTAL COLLECTED FUNDS                                                                                            5,623,597.76

V.  CALCULATION OF SERVICING AND TRUSTEE FEES
    Pool Balance of Receivables as of the First Day of Collection Period                                           134,321,028.76
      multiplied by Servicer Fee Rate                                                                                       0.75%
      divided by Months per Year                                                                                               12
    SERVICING FEE AMOUNT                                                                                                83,950.64

VI.  POOL BALANCE AND PORTFOLIO PERFORMANCE
a)	  Pool Balance
  --------------
     Initial Pool Balance                                                                                          529,467,226.64
     Pool Balance as of Preceding Accounting Date                                                                  134,321,028.76
     Pool Balance as of the Current Accounting Date                                                                129,772,191.01
     Age of Pool in Months                                                                                                     43

a.2) Aggregate Note Balance
     -----------------------
     Aggregate Note Balance as of Preceding Accounting Date                                                        134,321,028.76
     Aggregate Note Balance as of Current Accounting Date                                                          129,772,191.01

b)   Default and Delinquency Performance (includes Repossessions and Bankruptcies)
     -----------------------------------------------------------------------------
                Current Month           Number of Loans             Principal Balance            Percentage
                -------------           ---------------             -----------------            ----------
         30-59 Days Delinquent                  36                       923,786.23                0.712%
         60-89 Days Delinquent                  19                       455,533.79                0.351%
         90-119 Days Delinquent                 16                       398,050.16                0.307%
         120+ Days Delinquent                    0                             0.00                0.000%
         Defaults for Current Period            16                       393,725.60                0.303%
         Cumulative Defaults                   600                    23,608,526.25                4.459%
         Cumulative Recoveries                                        10,265,321.04                1.939%

     Current Period Realized Losses
     -------------------------------
     Current Month Realized Losses                                                                                     393,725.60
     Current Month Realized Losses as Percentage of Initial Pool Balance                                                   0.074%
     Preceding Realized Losses                                                                                         655,413.60
     Preceding Month Realized Losses as Percentage of Initial Pool Balance                                                 0.124%
     Second Preceding Realized Losses                                                                                  616,439.78
     Second Preceding Month Realized Losses as Percentage of Initial Pool Balance                                          0.116%
     Cumulative Realized Losses                                                                                     13,343,205.21
     Cumulative Realized Losses as Percentage of Initial Pool Balance                                                      2.520%

VII.  DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT
      Total Pool Factor                                                                                                0.23912326
      Note Pool Factor                                                                                                 0.23912326

a)    Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates                               83,950.64
      Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not
         Otherwise Reimbursed by Servicer)                                                                                   0.00

b)	   Noteholders' Monthly Interest Distributable Amount
   ---------------------------------------------------
               Class A-1                                                                                                     0.00
               Class A-2                                                                                                     0.00
               Class A-3                                                                                                     0.00
               Class A-4                                                                                                92,709.36
               Class A-5                                                                                               373,205.42
               Class B                                                                                                 106,255.75
               Class C                                                                                                  52,993.50
               Class D                                                                                                  85,352.08

      Noteholders' Monthly Principal Distributable Amount
      -----------------------------------------------------
                                                                                              Noteholders' Monthly
                                                                                 Beginning  Principal Distributable       Ending
                                                                                  Balance           Amount                Balance
                                                                              --------------  --------------------      ----------
               Class A-1                                                                0.00               0.00              0.00
               Class A-2                                                                0.00               0.00              0.00
               Class A-3                                                                0.00               0.00              0.00
               Class A-4                                                       19,621,028.76       4,548,837.75     15,072,191.01
               Class A-5                                                       72,350,000.00               0.00     72,350,000.00
               Class B                                                         19,830,000.00               0.00     19,830,000.00
               Class C                                                          9,270,000.00               0.00      9,270,000.00
               Class D                                                         13,250,000.00               0.00     13,250,000.00

c)    Excess Spread Received                                                                                                0.00

VIII. POOL STATISTICS
      Weighted Average Coupon (WAC)                                                                                         9.23%
      Weighted Average Remaining Maturity (WAM)                                                                            132.30


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Reserve Deposit-Reserve Overfunded Deposit)                   5,599,632.85
Less: Reserve Withdrawal                                                                                                     0.00

TOTAL WIRE TO HSBC                                                                                                   5,599,632.85

Amount Due To Servicer (Excess Spread-Reserve Deposit+Reserve Overfunded Withdrawal)                                         0.00